1995 Agreement

     This 1995 AGREEMENT ("1995 Agreement") is made as of the 28th day of February, 1995 by and between AEL Industries, Inc., a Pennsylvania corporation ("Corporation") and Dr. Leon Riebman ("Riebman").

                                   Background

     A. This is the 1995 Agreement referred to in Section V of an agreement dated the date hereof by and among the Corporation and Dr. Leon Riebman and Claire E. Riebman (the "Agreement").

     B. The Corporation and Riebman have entered into an Employment and Retirement Agreement, dated January 8, 1982, as amended on November 14, 1991 (collectively, "1982 Agreement").

     C. The Corporation's rights will be substantially enhanced if Riebman and the Corporation enter into this 1995 Agreement which will (a) assure Riebman's availability exclusively to the Corporation in the future and (b) substantially improve the Corporation's rights with respect to the protection of proprietary information, intellectual property and restrictions on competition, all as hereinafter more particularly set forth. The purpose of this 1995 Agreement is to set forth the terms and conditions thereof.

     NOW THEREFORE, intending to be legally bound hereby, the Corporation and Riebman agree as follows:

     I. Definitions. All terms defined in the 1982 Agreement or the Agreement shall have the same meaning when used herein and capitalized unless the context clearly indicates otherwise.

     II. Effective Date. This 1995 Agreement shall become effective on the date hereof and shall supplement the 1982 Agreement to the extent provided herein.

     III. Limitation on Voluntary Retirement. Notwithstanding the provisions of the 1982 Agreement, Riebman agrees that he shall not voluntarily retire from active employment prior to the date of expiration or termination of the Agreement.

     IV.  Consultancy.  As contemplated in Section 4B of the 1982
Agreement, the Corporation and Riebman agree as follows:

          4.   Consultancy.   For a period of three (3) years commencing
upon the date on which Riebman voluntarily retires from active employment with the Corporation (which shall in no event occur prior to the date on which the Agreement expires or terminates) ("Consulting Commencement Date") Riebman shall provide to the Corporation, for up to 130 days per year, at the Corporation's request, such consulting services ("Consulting Services") which are not inconsistent with the position held by Riebman prior to the date hereof as shall be required by the Corporation in its sole reasonable discretion, which Consulting Services shall include, without limitation, developing and continuing to cultivate relationships in the Corporation's industry for the benefit of the Corporation. As consideration therefor, the Corporation shall make payments (collectively the "Consulting Payments" and individually a "Consulting Payment") to Riebman in the amount of Six Hundred Seventy-five Thousand Dollars ($675,000) as follows:

               (1) On the Consulting Commencement Date, a payment of Three Hundred Thousand Dollars ($300,000);

               (2) On the first anniversary of the Consulting Commencement Date, a payment of Two Hundred Twenty-five Thousand Dollars ($225,000); and

               (3)  On the second anniversary of the Consulting
                    Commencement Date, a payment of One Hundred Fifty Thousand Dollars ($150,000).



          The Corporation shall not be obligated to make any of the Consulting Payments unless the certificates representing the Contingent Shares shall have been delivered by the Voting Trustees to the holder(s) of the voting trust certificates representing the Contingent Shares pursuant to Paragraph 11(a) of the VT Agreement.

          The Corporation shall have no obligation to make any additional Consulting Payments if on the date any such payment is otherwise due Riebman will not be available to provide Consulting Services for the forthcoming year. Any payment(s) made by the Company pursuant to Sections I(a)(1), I(a)(2) or I(a)(4) of the Agreement shall be credited against, and reduce to that extent, the Consulting Payments in chronological order thereof.

          For the period during which Riebman is performing the Consulting Services, Riebman shall (i) be entitled to the Fringe Benefits provided in
Section 3C of the 1982 Agreement, provided Riebman shall not be entitled to any vacation; and (ii) observe the covenants set forth in Section 8 of the 1982 Agreement, as supplemented and restated by Section V of this 1995 Agreement.

     V. Proprietary Information and Non-Competition. Section 8 of the 1982 Agreement is hereby supplemented and restated in its entirety as follows:

          "8.  Proprietary Information and Non-Competition.

               A.   Proprietary Information.

                    (1) Disclosure; Confidentiality Agreements. Riebman covenants and agrees that he will not, during the Employment Period or at any time thereafter, except with the express written consent of the Corporation, directly or indirectly disclose, furnish, communicate or divulge to any Person, or use for the benefit of any Person, other than the Corporation, any confidential knowledge or information with respect to the conduct or details of the Corporation's business, including, without limitation, all manufacturing processes, technology, patents, copyrights, inventions, proprietary information, computer software, computer hardware designs, formulae, trade secrets, know-how, equipment, methods of operation, financial condition, prices, fees, costs, designs, marketing methods, forms, statistics, suppliers, customer lists, business methods, financial and cost data and secret processes (collectively, the "Proprietary Information"). Riebman further agrees to be bound by the provisions of any confidentiality or similar agreement with any customer or supplier of the Corporation to which Riebman is a party or to which the Corporation is a party and as to which Riebman has knowledge of the terms and conditions thereof on the date hereof, as employee, consultant, officer, director or otherwise.

                    (2) Technical Data; Assignment of Rights Promptly upon termination of his relationship with the Corporation, as employee, consultant, officer, director or otherwise, for any reason whatsoever, Riebman agrees to return to the Corporation any and all technical data, drawings, memoranda, customer lists, notes, computer programs and listings thereof, books of accounts, specifications, price lists and any other papers and items embodying Proprietary Information which are in Riebman's possession or control, all of which materials shall be the property of the Corporation. Riebman further agrees to assign, transfer and convey to the Corporation any patents, trademarks or other intellectual property rights obtained by Riebman at any time in the future and which in any respect relate to the business of the Corporation and are developed or derived by him as a result of his relationship with the Corporation as employee, consultant, officer, director or otherwise.

               B. Non-Competition. Riebman covenants and agrees that for so long as he shall have any relationship with the Corporation as employee, consultant, officer, director or otherwise, and for a period of five (5) years following the termination of such relationship for any reason whatsoever ("Non-Competition Period"), Riebman shall not, without the express written consent of the Corporation, directly or indirectly

                    (1) establish, engage, participate or invest in or assist (whether as owner, part-owner, shareholder, partner, director, officer, trustee, employee, agent, shareholder, partner or consultant or in any other capacity) any business organization which

                         (a) is in competition with the Corporation in any
geographic area in which the Corporation conducts its business or sells its products or in which the Corporation, to the knowledge of Riebman, plans to conduct its business or sell its products;

                         (b) solicits or accepts, or intends to solicit or
accept, the business of any person or entity

                              (i)   which was a customer or supplier of the
Corporation at any time within five (5) years prior to the termination of Riebman's relationship with the Corporation, or

                              (ii)  which was engaged in significant
discussions with the Corporation or had received a proposal from the Corporation with a view toward establishing a customer or supplier relationship at any time within two (2) years prior to the termination of Riebman's relationship with the Corporation, or

                              (iii) with which Riebman shall have had
significant contact on behalf of the Corporation and which was, at the time of such contact, a customer or supplier of the Corporation;

                    (2) divert or attempt to divert any business from the Corporation by influencing or attempting to influence any customer or prospective customer of the Corporation;

                    (3) hire, as employee, consultant, agent or otherwise, or solicit the participation in any business activity (as owner, part-owner, shareholder, partner, director, officer, trustee, employee, agent or consultant or in any other capacity) of, any person who was an employee, consultant or officer of the Corporation at any time within two (2) years preceding the date of the termination of Riebman's relationship with the Corporation.

Notwithstanding the foregoing provisions of this Section 8(B), Riebman may make passive investments in a competitive enterprise the shares of ownership of which are publicly traded if Riebman's investment constitutes less than 5% of the equitable ownership of such enterprise.

               C.   Remedies.

                    (1) Equitable Relief. Riebman recognizes and acknowledges that the Corporation's damages from any breach of the provisions of this Section 8 may be difficult to measure and that the Corporation's legal remedy for any such breach may accordingly be
inadequate.   Riebman agrees that upon any actual or threatened violation of the provisions of this Agreement, in addition to any other rights and remedies which the Corporation may have at law or in equity, an order, either temporary or permanent, may be entered by any court of competent jurisdiction in an action brought by the Corporation for the purpose of enjoining Riebman and his partners, agents, servants, employers and employees from violating any of the provisions of this Section 8. The existence of any claim or cause of action which Riebman may have against the Corporation or any other Person (other than a claim for the Corporation's breach of this Agreement for failure to make payments hereunder) shall not constitute a defense or bar to the enforcement of such covenants. If the Corporation is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Section 8, or if such covenants or agreements are otherwise the subject of litigation between the parties, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, such extension commencing on the later of (a) the date of a final court order (without further right of appeal) enforcing such covenant or agreement, and (b) the last date on which the covenants and agreements would be enforceable without such an extension.

                    (2) Monetary Relief. In the event of any breach by Riebman of any of the covenants or agreements contained in this Section 8, the Corporation shall (in addition to its other rights and remedies) have the right to suspend any or all of the payments otherwise due to Riebman under this Agreement for the period of the breach (with no obligation to pay such suspended payments after the period of the breach) and in the event of a material breach, to permanently terminate any or all such payments; any suspension or permanent termination of the payments shall not relieve Riebman of his obligations under this Section 8 or other sections of this Agreement.

                     The suspension or permanent termination of payments otherwise due to Riebman under this Agreement shall not preclude an award of equitable relief nor shall it be construed as liquidated damages. Riebman recognizes and acknowledges that the damages which may be suffered by the Corporation and recovered by it for a violation by Riebman of this
Section 8 may exceed the amount set forth in Subparagraph F.

               D. Invalidity or Unenforceability. If any portion of the covenants or agreements contained in this Section 8, or the application thereof, is construed to be invalid or unenforceable, then the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portions to the fullest extent possible. If any covenant or agreement in this Section 8 is held to be unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

               E.   Definition of Corporation.  For purposes of this
Section 8, the term "Corporation" shall include Corporation and all direct and indirect subsidiaries and affiliates of Corporation.

               F. Proprietary Information and Noncompetition Payment; Participation Rights Agreement. The Corporation and Riebman have entered into a "Participation Rights Agreement" on the date hereof in the form of Exhibit C to the Agreement which provides that in consideration of Riebman's agreement to comply with the provisions of this Section 8, the Corporation shall, subject to the conditions set forth therein, make a "Participation Payment" (as defined therein).

     VI.  Amendment; Rescission; Actions by the Corporation.

          a. No amendment or rescission of this 1995 Agreement shall be effective unless set forth in writing, signed by Riebman and the Corporation and approved by the Long Range Planning Committee ("LRPC") o the Board of Directors of the Corporation as provided in Section VI b. hereof.

          b. All actions by the Corporation contemplated by this 1995 Agreement shall be taken by and require the approval of a majority of the members of the LRPC; provided, however, if at any time there exist less than three members of the LRPC, all such actions shall require the unanimous approval of the members of the LRPC. The foregoing shall not excuse the performance by the Corporation of any obligations which it has undertaken to perform hereunder all of which obligations having been approved by the LRPC, no further approval being required.

     VII. Representations and Warranties. Riebman hereby represents and warrants to the Corporation as follows:

          a. He is sui juris and of full capacity to make and perform his obligations under this 1995 Agreement.

          b. The execution, delivery and performance by Riebman of this 1995 Agreement will not violate or constitute a breach of or default under any instrument to which he is party or pursuant to which he is bound.

          c. This 1995 Agreement constitutes a valid and binding obligation of Riebman enforceable in accordance with its terms.

          d. To his knowledge, there are no breaches or violations of any condition, covenant or provision of the 1982 Agreement, no event of default has occurred under the 1982 Agreement, and no event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default under the 1982 Agreement.

          e. To his knowledge, there exist no defenses or offsets to the rights of the Corporation under the 1982 Agreement.

     VIII. Termination

          If the Agreement expires or terminates for a reason other than the Closing of a Qualifying Business Combination included within a Proposal as to which Shareholder Approval has been obtained, this 1995 Agreement shall terminate and shall be of no further force and effect.

     IX. Notices

          All communications provided for in this 1995 Agreement shall be in writing and shall be sent to each party as follows:

          To The Corporation:

          AEL Industries, Inc.
          305 Richardson Road
          Lansdale, PA 19446
          Attention:  John R. Cox, Esquire
                      General Counsel
          Fax 215-822-6056

          With copies to:

          Francis J. Dunleavy
          560 Morris Road, Box 208
          Blue Bell, PA 19422
          Fax 215-643-9275

          Frederick R. Einsidler
          99 South Park Avenue, Apt. 109
          Rockville Centre, NY 11570
          Fax 516-536-6505

          Conrad J. Fowler
          826 North Fairway Road
          Glenside, PA 19038
          Fax 215-887-3293

         Leeam Lowin
          21 Fox Run Lane
          Greenwich, CT 06831
          Fax 203-661-6258

               and

          Vincent F. Garrity, Jr., Esquire
          Duane, Morris & Heckscher
          One Liberty Place
          Philadelphia, PA 19103
          Fax 215-979-1020

          To Riebman

          Dr. Leon Riebman
          1380 Barrowdale Road
          Rydal, PA 19046
          Fax 215-885-2238 (telephone first)

          With a copy to:

          Abraham H. Frumkin, Esquire
          Eckert Seamans Cherin & Mellott
          1700 Market Street
          Suite 3232
          Philadelphia, PA  19103
          Fax 215-575-6015

or to such other address as such party may hereafter specify in writing, and shall be deemed given on the earlier of (a) physical delivery, (b) if given by facsimile transmission, when such facsimile is transmitted to the telephone number specified in this Agreement and telephone confirmation of receipt thereof is received, (c) three days after mailing by prepaid first class mail and (d) one day after transmittal by prepaid overnight courier.

     X.  Miscellaneous

          a. Survival of Representations and Warranties. All representations and warranties contained in this 1995 Agreement shall survive the execution and delivery of this 1995 Agreement and the consummation of the transactions contemplated hereby.

          b. Binding Effect. This 1995 Agreement shall be binding upon, and inure to the benefit of, the Corporation and its successors and the Riebmans and their heirs and personal representatives.

          c. Governing Law. This 1995 Agreement shall be governed by, and construed and enforced in accordance with, the internal law of the Commonwealth of Pennsylvania without giving effect to conflicts of laws.

          d. Entire Agreement. This 1995 Agreement and the 1982 Agreement taken together supersede any prior negotiations and understandings and constitute the entire agreement between the parties with regard to its subject matter.

          e. The 1982 Agreement, with the enhancements in favor of the Corporation provided by this 1995 Agreement, remains in full force and effect.

          f. Counterparts. This 1995 Agreement may be executed in several counterparts each of which shall be deemed an original, but all of which taken together shall constitute one and the same document.


     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement as of the date first mentioned above.



                              AEL INDUSTRIES, INC.


                              By:/s/ George King
                                 Name: George King
                                 Title: Vice President


                              /s/ Dr. Leon Riebman
                              Dr. Leon Riebman